# SECOND AMENDMENT TO OFFICE LEASE

This Second Amendment to Office Lease (this "Second Amendment") is made and entered into by and between **KOLL BREN FUND V, L.P.**, a Delaware limited partnership ("Landlord"), and **ENGLOBAL CORPORATE SERVICES, INC.**, a Texas corporation (the "Tenant"), effective on and as of the earlier of (i) the date on which Landlord executes this Second Amendment as set forth on the signature page hereto or (ii) July 31, 2006 (the "Effective Date").

## WITNESSETH

WHEREAS, Landlord and Tenant previously entered into that certain Office Lease dated March 4, 2005 (the "Original Lease"), pursuant to which Landlord originally leased to Tenant certain premises containing approximately 33,759 square feet of Rentable Area known as Suite 400 in the building commonly known as Bridgewood I (the "Building"), located at 654 North Sam Houston Parkway East, Houston, Texas 77060 (the "Original Premises"); and

WHEREAS, Landlord and Tenant expanded the size of the Premises pursuant to the terms and conditions of that certain Amended and Restated First Amendment to Office Lease dated effective as of November 3, 2005 (the "First Amendment"), whereby the Premises was expanded by approximately 15,367 square feet of Rentable Area located in Suite 225 (the "Expansion Space") (the Original Premises and the Expansion Space being referred to herein as the "Existing Premises"), for a total 49,126 square feet of Rentable Area, as shown on Exhibit A attached hereto and made a part hereof for all purposes (the Original Lease, as amended by the First Amendment, being referred to herein as the "Lease"); and

WHEREAS, Landlord and Tenant desire to further expand the Premises, revise the Basic Annual Rent, and amend certain other terms of the Lease, all as more particularly provided hereinbelow;

NOW, THEREFORE, pursuant to the foregoing, and in consideration of the mutual covenants and agreements contained in the Lease and herein, the Lease is hereby modified and amended as set out below:

1. Defined Terms. All capitalized terms used herein shall have the same meaning as defined in the Lease, unless otherwise defined in this Second Amendment.

2. Second Expansion Space. Effective on and as of October 1, 2006 (the "Second Expansion Commencement Date") and continuing through July 31, 2011 (the "Second Expansion Termination Date"), the Premises shall be expanded to include, in addition to the Existing Premises, that certain space containing approximately 4,662 square feet of Rentable Area, located in Suite 200 on the second (2nd) floor of the Building (the "Second Expansion Space"), and more particularly identified on Exhibit B attached hereto and made a part hereof for all purposes. Tenant and Landlord hereby acknowledge and agree that, from and after the Second Expansion Commencement Date, the Premises (inclusive of the Existing Premises and the Second Expansion Space) shall be deemed to consist of approximately 53,788 square feet of

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Rentable Area, as more particularly described on Exhibit C attached hereto and made a part hereof for all purposes.

3. Basic Annual Rent. Commencing on and as of the Second Expansion Commencement Date, Landlord and Tenant acknowledge and agree that Basic Annual Rent for the Premises (being the Existing Premises and the Second Expansion Space combined) shall be amended and shall be as follows:

(a) For the period from October 1, 2006 through July 31, 2008, the Basic Annual Rent for the entire Premises (being the Existing Premises and the Second Expansion Space combined) shall be (i) $53,219.83 per month for the Existing Premises (equal to $13.00 per square foot of Rentable Area per annum for 49,126 square feet) and (ii) $5,924.63 per month for the Second Expansion Space (equal to $15.25 per square foot of Rentable Area per annum for 4,662 square feet), for a total of $59,144.46 per month for the entire Premises; and

(b) For the period from August 1, 2008 through July 31, 2011, the Basic Annual Rent for the entire Premises (being the Existing Premises and the Second Expansion Space combined) shall be (i) $57,313.67 per month for the Existing Premises (equal to $14.00 per square foot of Rentable Area per annum for 49,126 square feet) and (ii) $5,924.63 per month for the Second Expansion Space (equal to $15.25 per square foot of Rentable Area per annum for 4,662 square feet), for a total of $63,238.30 per month for the entire Premises.

4. Tenant's Proportionate Share/Additional Rent. Tenant shall pay Additional Rent (pursuant to Paragraph 3 of the Lease) relative to increases in Operating Costs in excess of the Base Operating Costs in accordance with the existing terms of the Lease applicable to the calculation thereof; however, as a result of the expansion of the Premises to include the Second Expansion Space, effective on and as of the Second Expansion Commencement Date, Tenant's Proportionate Share of Operating Costs for the Premises shall be amended and stipulated to be 40.0575% (53,788 rsf/134,277 rsf).

5. Condition of Premises. Effective on and as of the Second Expansion Commencement Date, Landlord shall deliver the Second Expansion Space to Tenant, and Tenant hereby agrees to accept the Second Expansion Space, in its existing "AS-IS", "WHERE-IS" and "WITH ALL FAULTS" condition, and Landlord shall have no obligation to refurbish or otherwise improve the Second Expansion Space throughout the remainder of the Lease Term. Landlord and Tenant further acknowledge and agree that the Expansion Allowance and Expansion Improvements set forth and described in Paragraph 4 and in Exhibit D attached to the First Amendment, have been completed and satisfied and that such provisions are hereby deleted in their entirety and are of no further force and effect.

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6. Parking. Effective on and as of the Second Expansion Commencement Date, *Item 13* of the Basic Lease Provisions of the Lease shall be deleted in its entirety and replaced by the following: "Four (4) parking spaces per 1,000 square feet of Rentable Area contained within the Premises, with (i) fifty-four (54) of such allocated spaces being covered, reserved spaces in locations designated by Landlord from time to time, at no additional charge to Tenant throughout the remainder of the Initial Term, and (ii) the remaining allocated spaces being uncovered, unreserved spaces at no additional charge to Tenant throughout the remainder of the Initial Term (See Paragraph 18)."

7. Real Estate Taxes. Landlord and Tenant confirm and agree that Paragraph 3(d)(i) of the Lease remains unchanged.

8. Brokers. Tenant warrants that it has had no dealings with any broker or agent other than PM Realty Group and Grubb & Ellis Commercial Real Estate Services (collectively, the "Brokers") in connection with the negotiation or execution of this Second Amendment, and Tenant agrees to indemnify Landlord and hold Landlord harmless from and against any and all costs, expenses or liability for commissions or other compensations or charges claimed by any broker or agent, other than Brokers, with respect to this Second Amendment or the transactions evidenced hereby.

9. Miscellaneous. With the exception of those terms and conditions specifically modified and amended herein, the herein referenced Lease shall remain in full force and effect in accordance with all its terms and conditions. In the event of any conflict between the terms and provisions of this Second Amendment and the terms and provisions of the Lease, the terms and provisions of this Second Amendment shall supersede and control.

10. Counterparts/Facsimile Signatures. This Second Amendment may be executed in any number of counterparts, each of which shall be deemed an original, and all of such counterparts shall constitute one agreement. To facilitate execution of this Second Amendment, the parties may execute and exchange facsimile counterparts of the signature pages and facsimile counterparts shall serve as originals.

11. Condition Precedent. A condition precedent to the effect and operation of this Agreement is the execution and implementation of that certain Lease Surrender and Termination Agreement dated effective as of July 31, 2006, by and between SMII Oak Creek/LP, L.P., a Delaware limited partnership (the "Landlord") and WRC Corporation, a Colorado corporation, a copy of which is attached as Exhibit D hereto.

***[SIGNATURE PAGE TO FOLLOW]***

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IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment on the respective dates set forth below to be effective for all purposes, however, as of the Effective Date.

**LANDLORD:**

**KOLL BREN FUND V, L.P.,**
**a Delaware limited partnership**

**By: KBS Realty Advisors, LLC**
**a Delaware limited liability company,**
**as agent**

**By:** ______________________
**Rodney Richerson,**
**Senior Vice President**

**Date:** 8/1, **2006**

**TENANT:**

**ENGLOBAL CORPORATE SERVICES, INC.,**
**a Texas corporation**

**By:** ______________________
**William A. Coskey, CEO**

**Date:** 7/31, **2006**

## EXHIBIT A

## DESCRIPTION OF THE EXISTING PREMISES





**EXHIBIT B**

**DESCRIPTION OF THE SECOND EXPANSION SPACE**


N/C

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**EXHIBIT C**

**DESCRIPTION OF PREMISES**
**(BEING THE EXISTING PREMISES AND THE SECOND EXPANSION SPACE COMBINED)**





**EXHIBIT D**

**LEASE SURRENDER AND TERMINATION AGREEMENT**

THIS LEASE SURRENDER AND TERMINATION AGREEMENT (this "Agreement") is made and entered into by and between **SMII OAK CREEK/LP, L.P.**, a Delaware limited partnership (the "Landlord"), the successor-in-interest to KBS Capital I/LP, L.P., a Delaware limited partnership ("Original Landlord") and **WRC CORPORATION**, a Colorado corporation, formerly known as Wilbanks Engineering Company, a Colorado corporation (the "Tenant"), the successor-in-interest to Wilbanks-Thronson, Inc., a Texas corporation ("Original Tenant") effective as of the earlier of (i) the date Landlord executes this Agreement as set forth on the signature page hereto, or (ii) July 31, 2006 (the "Effective Date").

**W I T N E S S E T H:**

WHEREAS, Original Landlord and Original Tenant entered into that certain Office Lease dated November 8, 1999 (the "Original Lease"), as subsequently amended by that certain First Amendment to Lease Agreement dated January, 2000 (the "First Amendment"), and Landlord and Tenant are parties to that certain Second Amendment to Lease Agreement dated December 2000 (the "Second Amendment") and to that certain Third Amendment to Office Lease dated February 21, 2003 (the "Third Amendment") (the Original Lease, as amended by the First Amendment, Second Amendment and Third Amendment, being herein referred to as the "Lease"), pursuant to which Tenant presently leases certain premises containing approximately 5,678 square feet designated as Suite 300 in the building commonly known as the 7700 San Felipe Building (the "Premises") having an address of 7700 San Felipe, Houston, Texas 77063 (the "Building"); and

WHEREAS, Landlord and Koll Bren Fund V, L.P., a Delaware limited partnership ("KBF") have the same managing agent, KBS Realty Advisors, LLC, and Tenant is affiliated with ENGlobal Corporate Services, Inc., a Texas corporation ("ECSI"), KBF and ECSI are Landlord and Tenant, respectively, under that certain Office Lease dated March 4, 2005, with respect to the premises in the building commonly known as Bridgewood I, located at 654 North Sam Houston Parkway East, Houston, Texas 77060 (the "Bridgewood Building"); and

WHEREAS, Tenant desires to terminate the Lease, to surrender the Premises to Landlord, and to be relieved of all further liability for future rentals thereunder; and Landlord has agreed to terminate the Lease, accept the surrender of the Premises, and release Tenant from further liability under the Lease, subject to and all in accordance with the provisions hereof, provided that Tenant's affiliate ECSI enters into that certain Second Amendment to Office Lease (attached hereto as Exhibit "A") with KBF whereby ECSI shall expand the Bridgewood Building Lease by approximately 4,662 square feet of Rentable Area, pursuant to the terms and conditions of Exhibit "A"; and

WHEREAS, Tenant's affiliate, ECSI, desires to enter into that certain Second Amendment to Office Lease (Exhibit "A") with KBF, whereby ECSI shall expand the Bridgewood Building Lease by approximately 4,662 square feet of Rentable Area, pursuant to

WRC

the terms and conditions of Exhibit "A", provided, and conditioned upon Landlord entering into this Agreement with Tenant.

NOW, THEREFORE, in consideration of the mutual promises contained herein, the receipt and sufficiency of which are hereby acknowledged, with said consideration binding the parties hereto, the parties agree as follows:

## AGREEMENTS:

1. Affirmation of Recitals. The parties hereto hereby acknowledge, confirm, and agree that the foregoing recitals are true and correct. Except as otherwise expressly provided herein, all defined terms used in this Agreement shall have the same respective meanings as are provided for such defined terms in the Lease.

2. Defined Terms. Except as otherwise expressly provided herein, all defined terms used in this Agreement shall have the same respective meanings as are provided for such defined terms in the Lease.

3. Acceleration of Lease Term and Surrender of Possession. Effective on and as of July 31, 2006 (the "Termination Date"), Tenant and Landlord agree to terminate the Lease, and that Tenant shall surrender the Premises in accordance with Paragraph 5(c) of the Lease, removing all of Tenant's personal property therefrom, leaving the Premises in substantially the same condition as they were tendered to Tenant, ordinary wear and tear excepted, and all rights of Tenant to possession under the Lease for the remainder of the term of the Lease and any renewals provided therein shall be merged and extinguished in the reversion to Landlord. Tenant hereby releases, as of the Termination Date, all of its right, title and interest in, and in respect of, the Lease, the Premises and the lands on which the Premises are located. Tenant covenants, agrees and represents that Tenant shall have no further right to use, occupy or have possession of the Premises or any portion thereof after the Termination Date. Tenant further represents and warrants to Landlord that Tenant shall vacate the Premises on or before the Termination Date. Tenant acknowledges and agrees that shall incur substantial damages if Tenant has not vacated the Premises by the Termination Date. Notwithstanding anything in the Lease to the contrary, Tenant hereby acknowledges and agrees to be fully responsible and liable to Landlord and to immediately reimburse Landlord for any and all damages incurred by Landlord due to any holding over by Tenant in the Premises. Tenant also covenants to Landlord that Tenant will not holdover in the Premises.

4. Tenant Authority. Tenant covenants and agrees that it has full right, power and authority to terminate the Lease and surrender the Premises in the manner aforesaid, and that, as of the Termination Date and as of the date hereof, Tenant has not executed any other instruments, assignments of leasehold estate, subleases, or other documents pursuant to which the Lease and the unexpired residue of the term thereof, including any renewals, shall in any way be charged, encumbered, transferred, assigned or sublet.

5. Release of Tenant. Subject to Paragraph 7. below, Landlord agrees, upon receipt of this executed Agreement, (i) to forever release and discharge Tenant from all obligations,

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covenants and agreements of Tenant arising under or in connection with the Lease after the Termination Date, and (ii) not to make any demand or sue Tenant for obligations, covenants and agreements of Tenant arising under or in connection with the Lease after the Termination Date, except as otherwise set forth in this Agreement.

6. Release of Landlord. Subject to Paragraph 7, below, Tenant agrees (i) to forever release and discharge Landlord from all obligations, covenants and agreements of Landlord arising under or in connection with the Lease after the Termination Date, and (ii) not to make any demand or sue Landlord for obligations, covenants and agreements of Landlord arising under or in connection with the Lease after the Termination Date. As of the date hereof and the Termination Date, Tenant confirms and represents that it does not have any claims against Landlord in respect of any default or obligation of Landlord pursuant to the terms of the Lease or otherwise, that Landlord does not hold any deposits of any nature against which Tenant has a claim now or against which Tenant may have a claim in the future, other than the existing Security Deposit held by Landlord under the Lease in the amount of $8,000.00, and Landlord agrees that such existing Security Deposit shall continued to be handled by Landlord, and returned to Tenant to the extent provided, pursuant to the terms of Lease applicable thereto, and that Tenant has not permitted any mechanics' or similar lien to be attached to its interest in the Premises.

7. Continuing Obligations. Notwithstanding anything to the contrary herein contained, the parties acknowledge and agree that (i) Tenant shall continue to be fully liable to Landlord to the extent set forth in the Lease for any claim for personal injury or property damage arising from events occurring on or before the later of (a) the Termination Date, or (b) the date Tenant vacates and surrenders the Premises in the condition described in Paragraph 3 above, (ii) Landlord shall continue to be fully liable to Tenant to the extent set forth in the Lease for any claim for personal injury or property damage arising from events occurring on or prior to the Termination Date, and (iii) each shall continue to be fully liable to the other to the extent set forth in the Lease for any payments or refunds or credits relating to any reconciliation of any Additional Rent payable under the Lease with respect to Tenant's Proportionate Share of Operating Costs attributable to periods up to the Termination Date, (iv) each shall continue to be fully liable to the other for any breach of any obligation under this Paragraph 6, and (v) each shall continue to be fully liable to the other for such other matters that are expressly provided in the Lease to survive any such termination and surrender.

8. Condition Precedent to Effect of Agreement. Koll Bren Fund V, L.P., as landlord, is currently negotiating with Englobal Corporate Services, Inc. for a Second Amendment to Office Lease expanding into Suite 200 of the Bridgewood I Building located at 654 North Sam Houston Parkway East, Houston, Texas 77060 (Exhibit "A"), and this Agreement is conditioned and contingent upon the execution by Koll Bren Fund V, L.P., as landlord, and Englobal Corporate Services, Inc., as Tenant, of such Second Amendment to Office Lease substantially in the from attached as Exhibit "A" hereto. Upon execution of this Agreement by the parties, Landlord shall have access to the Premises for the purpose of making inspections.

9. Further Assurances. Tenant covenants and agrees with Landlord that Tenant shall make or cause to be made any further reasonable assurances of the termination of the Lease and the surrender of the Premises as Landlord may reasonably require from time to time.

10. Binding Effect & Choice of Law. This Agreement shall be binding upon and shall inure to the benefit of Landlord and Tenant and their respective successors and assigns, and shall be construed under and enforceable in accordance with the laws of the State of Texas.

11. Execution in Counterpart. This Agreement may contain more than one counterpart of the signature page, and this Agreement may be executed by affixing the signatures of each party to one of such counterpart signature pages; all of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page to this Agreement.

12. No Oral Modification. No modification, amendment, supplement to or waiver of this Agreement or any of its provisions shall be binding unless made in writing and duly signed by the party to be charged.

13. Severability. If any provision of this Agreement shall be invalid or unenforceable with respect to either party, the remainder of this Agreement shall not be affected and each provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

14. Entire Agreement. This Agreement and Exhibit "A" constitute the entire agreement between the parties related to the subject matter hereof and supersedes all prior or contemporaneous understandings, statements or agreements between the parties on the subject matter. This Agreement shall constitute an amendment to the Lease. Each party acknowledges and agrees that no employee, officer, agent or representative of the other party has the authority to make any representations, statements or promises in addition to or in any way different than those contained in this Agreement in addition to or in any way different than those contained in this Agreement, and that it is not entering into this Agreement in reliance upon any representation, statement or promises of the other party except as expressly stated in this Agreement.

***[SIGNATURE PAGE TO FOLLOW]***

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IN WITNESS WHEREOF, this Agreement has been executed by Landlord and Tenant on the dates set forth in the respective signature blocks below to be effective for all purposes, however, as of the Effective Date.

**LANDLORD:**

**SMII OAK CREEK/LP, L.P.,**
**a Delaware limited partnership**

**By: KBS Realty Advisors, LLC,**
**a Delaware limited liability company,**
**as agent**

**By:** ______________________
**Rodney Richerson,**
**Senior Vice President**

**Date:** 8/1, **2006**

**TENANT:**

**WRC CORPORATION, a Colorado corporation, formerly known as Wilbanks Engineering Company, a Colorado corporation**

**By:** ______________________
**William A. Coskey, CEO**

**Date:** 7/31, **2006**

IN WITNESS WHEREOF, this Agreement has been executed by Landlord and Tenant on the dates set forth in the respective signature blocks below to be effective for all purposes, however, as of the Effective Date.

**LANDLORD:**

**SMII OAK CREEK/LP, L.P.,**
**a Delaware limited partnership**

**By: KBS Realty Advisors, LLC,**
**a Delaware limited liability company,**
**as agent**

**By: ______________________**
**Rodney Richerson,**
**Senior Vice President**

**Date: ______________________, 2006**

**TENANT:**

**WRC CORPORATION, a Colorado corporation, formerly known as Wilbanks Engineering Company, a Colorado corporation**

**By: ______________________**
**William A. Coskey, CEO**

**Date: ______________________, 2006**

WAC

**EXHIBIT "A"**
**SECOND AMENDMENT TO OFFICE LEASE**